CALVERT GLOBAL ENERGY SOLUTIONS FUND

CALVERT GLOBAL WATER FUND

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND

Supplement to Prospectus dated February 1, 2018 as revised July 12, 2018

The following changes are effective immediately:

1.	The following sentence is added to “Statement of Intention.” under “Reducing or Eliminating Class A Sales Charges.” in “Sales Charges”:

If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention.

2.	The following sentence is added to “Distribution and Service Fees.” in “Sales Charges”:

After the sale of shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale.

3.	The following is added to “Appendix B”:

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

The following changes are effective January 25, 2019:

1. The following replaces the footnotes to the table under “Class A Front-End Sales Charge.” in “Sales Charges”:

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. For each Fund, except Calvert Global Energy Solutions Fund and Calvert Global Water Fund, the principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.25% on amounts $1 million or more but less than $2 million; plus 0.20% on amounts of $2 million or more but less than $3 million; plus 0.125% on amounts of $3 million or more but less than $50 million; plus 0.0625% on amounts of $50 million or more but less than $100 million; plus 0.0375% on amounts of $100 million or more. For Calvert Global Energy Solutions Fund and Calvert Global Water Fund, the principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.80% on amounts of $1 million or more but less than $2 million; plus 0.64% on amounts of $2 million or more but less than $3 million; plus 0.40% on amounts of $3 million or more but less than $50 million; plus 0.20% on amounts of $50 million or more but less than $100 million; plus 0.12% on amounts of $100 million or more. A CDSC of 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

2.	The following sentence is added to “CDSC Waivers.” in “Sales Charges”:

In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans’ financial intermediary at the time of sale as described under “Distribution and Service Fees.”

3. The following replaces “Conversion Feature.” in “Sales Charges”:

Conversion Feature.  Effective January 25, 2019 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the ten year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares 10 years after the Effective Date. In addition, Class C shares held in an account with a Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board of Directors/Trustees may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, a Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by a Fund.

4. The following is added to “Distribution and Service Fees.” in “Sales Charges”:

Effective January 25, 2019, with respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale. In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale.

Effective January 25, 2019, with respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale.

5.	The following replaces the first paragraph under “Exchange Privilege.” in “Shareholder Account Features”:

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Except as described below, any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. Effective January 25, 2019, Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder’s participation in a fee-based advisory program. See also Appendix B to this Prospectus.

October 25, 2018	30464 10.25.18